Exhibit 99.2
UniSource Energy Corporation
Supplemental Earnings & Outlook Information
May 4, 2009
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

QUARTER OVER QUARTER VARIANCE EXPLANATION

$ in millions	Pre-Tax	After Tax
2008 1st Quarter UNS Net Income		($2.6)

TEP Q1 2009 vs. Q1 2008
Change in Revenues
Lower retail revenues (excluding REST and DSM revenues) due to economic conditions	(4.6)	(2.7)

Impact of mild weather residential revenues. Heating degree days were 20% below the 10-year average.	(0.6)	(0.4)

Change in PPFAC-Related Expenses
Lower fuel and purchased power expense (net of short-term wholesale revenues) resulting from a 16% decrease in generating output due to lower retail demand and over 50% decreases in the wholesale market prices for power and natural gas	12.4	7.5

Lower transmission expense	1.5	0.9

Deferred fuel and purchased power expense	0.4	0.2

Change in TEP Utility Gross Margin	$9.1	$5.5

Change in Other Operating Expenses
Higher Base O&M due primarily to an increase in plant outage and maintenance costs, as well as an increase in pension expense	(11.9)	(7.1)

Higher depreciation and amortization due to additions to plant in service, new depreciation rates for generation assets and amortization of regulatory assets resulting from the 2008 TEP Rate Order;	(3.8)	(2.3)

No Amortization of the 1999 Transition Recovery Asset (it became fully amortized in May 2008)	17.3	10.4

Lower interest expense net of change in other income	1.2	0.7

Other Changes	1.9	1.1

Change in TEP’s Other Operating Expenses	$4.7	$2.8

Total TEP Change Q1 2009 vs. Q1 2008	$13.8	$8.3

UNS Gas and UNS Electric Q1 2009 vs. Q1 2008:

Change in UNS Gas’ Net Income Q1 2009 vs. Q1 2008		(1.4)
Mild weather

Change in UNS Electric’s Net Income Q1 2009 vs. 2009		0.3
Addition of a copper mining customer

Total UNS Gas and UNS Electric Change Q1 2009 vs Q1 2008		(1.1)

Consolidating Adjustments and Other		0.3

Total Change in UNS Net Income		6.4

2009 1st Quarter UNS Net Income		$4.9

TEP UTILITY GROSS MARGIN RECONCILIATION

TEP - Three Months Ended March 31,	2009	2008
	-Millions of Dollars-
Retail Electric Revenues * (Excluding DSM & REST)	$155.4	$160.6
Long-Term Wholesale Electric Sales	14.1	15.4
Wholesale Transmission Revenues	3.9	2.7

Total	$173.4	$178.7

Less Fuel, Purchased Power and Transmission Expense
Fuel	51.4	69.2
Reimbursed Fuel	(1.0)	(1.0)
Purchased Power	23.0	32.2
Increase (Decrease) to Reflect PPFAC Recovery	(0.4)	0.0
Transmission	0.5	2.0
Short-Term Wholesale Electric Sales	(19.6)	(34.2)

Net Fuel, Purchased Power and Transmission Expense	53.9	68.2

Utility Gross Margin (non-GAAP)	$119.5	$110.5

Reconciling Line Items to Operating Income
Other Revenue	17.8	14.4
REST & DSM Revenues	2.4	1.3

Other Operating Expenses (Income):
Reimbursed Fuel	1.0	1.0
Other Operations & Maintenance	74.7	58.6
Depreciation & Amortization	35.1	31.3
Amortization of 1999 Transition Recovery Asset	0.0	17.3
Taxes Other Than Income Taxes	10.3	10.5

Operating Income (GAAP)	$18.6	$7.5

*	For the first three months of 2009, TEP’s Retail Electric Revenues, excluding components for fuel, DSM and REST, were $108 million

UNISOURCE ENERGY AND TEP BASE O&M RECONCILIATION

UniSource Energy
O&M Components - Three Months Ended March 31,	2009	2008
	-Millions of Dollars-
TEP Base O&M (Non-GAAP)	$63.1	$51.2
UNS Gas O&M	6.3	6.4
UNS Electric O&M	5.4	4.6
Consolidating Adjustments & Other	(1.4)	(2.1)

UniSource Energy Base O&M (Non-GAAP)	$73.4	$60.1
Reimbursed O&M Related to Springerville Units 3 and 4	9.2	6.1
Expenses Related to Customer-funded Renewable Energy and DSM Programs	2.4	1.3

UniSource Energy O&M (GAAP)	$85.0	$67.5

TEP
O&M Components - Three Months Ended March 31,	2009	2008
	-Millions of Dollars-
A&G, T&D, Customer Service, Etc.	$33.3	$34.3
Generating Plant Maintenance Expense	25.8	15.7
Pension and Postretirement Benefits Expense	4.0	1.2

TEP Base O&M (Non-GAAP)	$63.1	$51.2
Reimbursed O&M Related to Springerville Units 3 and 4	9.2	6.1
Expenses Related to Customer-funded Renewable Energy and DSM Programs	2.4	1.3

TEP O&M (GAAP)	$74.7	$58.6

TUCSON ELECTRIC POWER — OPERATING STATISTICS

	3 Months Ended March 31
	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	364,825	362,311	2,514	0.7%
Commercial	35,502	34,887	615	1.8%
Industrial	636	640	(4)	-0.6%
Mining	2	2	—	0.0%
Other	61	61	—	0.0%

Total	401,026	397,901	3,125	0.8%

RETAIL SALES — MWH
Residential	727,177	772,839	(45,662)	-5.9%
Commercial	403,863	415,458	(11,595)	-2.8%
Industrial	489,508	517,481	(27,973)	-5.4%
Mining	258,694	266,453	(7,759)	-2.9%
Other	50,016	54,851	(4,835)	-8.8%

Total	1,929,258	2,027,082	(97,824)	-4.8%

RETAIL USAGE — KWH/CUSTOMER
Residential	1,993	2,133	(140)	-6.6%
Commercial	11,376	11,909	(533)	-4.5%
Industrial	769,667	808,564	(38,897)	-4.8%
Mining	129,347,000	133,226,500	(3,879,500)	-2.9%
Other	819,934	899,197	(79,262)	-8.8%

Total	4,811	5,094	(284)	-5.6%

RETAIL REVENUES — MILLIONS
Residential	$64.4	$64.7	($0.3)	-0.5%
Commercial	40.5	42.2	(1.7)	-3.9%
Industrial	33.9	36.2	(2.3)	-6.4%
Mining	13.1	13.4	(0.3)	-2.3%
Other	3.5	4.1	(0.6)	-14.2%

Total	$155.4	$160.6	($5.2)	-3.2%

DSM / REST	2.4	1.3	1.1	84.6%

Total Retail Revenues	157.8	161.9	($4.1)	-2.5%

	3 Months Ended March 31
	2009	2008	Incr (Decr)	% Change
WEATHER NORMALIZED
RETAIL SALES — MWH
Residential	734,690	767,762	(33,072)	-4.3%
Commercial (1)	403,863	415,458	(11,595)	-2.8%

WEATHER NORMALIZED
RETAIL USAGE — KWH/CUSTOMER
Residential	2,014	2,118	(104)	-4.9%
Commercial	11,376	11,909	(533)	-4.5%

WEATHER NORMALIZED
RETAIL REVENUES — MILLIONS
Residential	$65.0	$64.6	0.4	0.6%
Commercial	$40.5	$42.3	(1.8)	-4.2%

WEATHER — HEATING DEGREE DAYS
Actual	646	858	(212)	-24.7%
10-Year Average	805	811
% Change Actual vs. 10-Year Avg.	-19.8%	5.8%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$33.75	$70.10	($36.35)	-51.9%
Off Peak	$25.79	$60.23	($34.44)	-57.2%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$3.57	$7.30	($3.73)	-51.1%

(1)	We do not expect weather to impact commercial kWh sales until the summer months

UNS GAS — OPERATING STATISTICS

	3 Months Ended March 31
	2009	2008	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	133,212	133,408	(196)	-0.1%
Commercial	11,526	11,617	(91)	-0.8%
All Other	1,108	1,105	3	0.3%

Total	145,846	146,130	(284)	-0.2%

RETAIL SALES — THOUSANDS OF THERMS
Residential	29,569	34,795	(5,226)	-15.0%
Commercial	10,374	12,159	(1,785)	-14.7%
All Other	3,524	4,220	(696)	-16.5%

Total	43,467	51,174	(7,707)	-15.1%

RETAIL USAGE — THERMS/CUSTOMER
Residential	222	261	(39)	-14.9%
Commercial	900	1,047	(147)	-14.0%

RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$12.9	$14.7	(1.8)	-12.2%
Commercial	3.2	3.7	(0.5)	-13.5%
All Other	0.7	0.9	(0.2)	-22.2%

Total	$16.8	$19.3	($2.5)	-13.0%

DSM Revenues	0.1	0.0	0.1	N/M
Fuel Revenues:
Recovered from Customers	37.1	40.2	(3.1)	-7.7%

Total Retail Revenues	$54.0	$59.5	($5.5)	-9.2%

	3 Months Ended March 31
	2009	2008	Incr (Decr)	% Change
WEATHER NORMALIZED
RETAIL SALES — THOUSANDS OF THERMS
Residential	31,369	33,297	(1,928)	-5.8%
Commercial	10,826	11,717	(891)	-7.6%

WEATHER NORMALIZED
RETAIL USAGE — THERMS/CUSTOMER
Residential	235	250	(14)	-5.7%
Commercial	939	1,009	(69)	-6.9%

WEATHER NORMALIZED
RETAIL REVENUES — MILLIONS
Residential	$15.0	$13.0	2	15.4%
Commercial	3.7	3.2	0.5	15.6%

WEATHER — HEATING DEGREE DAYS
Actual	11,127	12,627	(1,500)	-11.9%
10-Year Average	11,925	11,960
% Change Actual vs. 10-Year Avg.	-6.7%	5.6%

UNS ELECTRIC — OPERATING STATISTICS

	3 Months Ended March 31
	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	79,408	79,477	(69)	-0.1%
Commercial	10,345	10,309	36	0.3%
All Other	280	271	9	3.3%

Total	90,033	90,057	(24)	0.0%

RETAIL SALES — MWH
Residential	166,570	183,320	(16,750)	-9.1%
Commercial	133,650	134,541	(891)	-0.7%
Industrial	38,357	44,788	(6,431)	-14.4%
Mining	33,927	5,504	28,423	NM
Other	612	608	4	0.7%

Total	373,116	368,761	4,355	1.2%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,098	2,307	(209)	-9.1%
Commercial	12,919	13,051	(132)	-1.0%

RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$4.3	$5.8	(1.5)	-25.9%
Commercial	5.0	4.3	0.7	16.3%
Industrial	1.9	0.5	1.4	NM
Mining	0.3	0.0	0.3	NM
Other	0.1	0.0	0.1	NM

Total	$11.6	$10.6	$1.0	9.4%

DSM / REST	0.7	0.1	0.6	N/M
Fuel Revenues:
Recovered from Customers	31.3	25.9	5.4	20.8%

Total Retail Revenues	$43.6	$36.6	$7.0	19.1%

	3 Months Ended March 31
	2009	2008	Incr (Decr)	% Change
WEATHER NORMALIZED
RETAIL SALES — MWH
Residential	169,538	177,900	(8,362)	-4.7%
Commercial (1)	133,650	134,541	(891)	-0.7%

WEATHER NORMALIZED
RETAIL USAGE — KWH/CUSTOMER
Residential	2,135	2,238	(103)	-4.6%
Commercial (1)	12,919	13,051	(132)	-1.0%

WEATHER NORMALIZED
RETAIL NON-FUEL REVENUES — MILLIONS
Residential	$4.6	$5.3	(0.7)	-13.2%
Commercial	5.0	4.3	0.7	16.3%

WEATHER — HEATING DEGREE DAYS
Actual	3,121	3,768	(647)	-17.2%
10-Year Average	3,364	3,368
% Change Actual vs. 10-Year Avg.	-7.2%	11.9%

WEATHER — COOLING DEGREE DAYS
Actual	77	88	(11)	-12.5%
10-Year Average	115	112
% Change Actual vs. 10-Year Avg.	-33.0%	-21.4%

(1)	We do not expect weather to impact commercial kWh sales or revenues until the summer months

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended
	March 31,
	2009	2008
	- In Thousands -
Numerator:
Net Income (Loss)	$4,919	$(2,615)
Income from Assumed Conversion of Convertible Senior Notes	—	—

Adjusted Numerator	$4,919	$(2,615)

Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	35,557	35,354
Fully Vested Deferred Stock Units	108	205

Total Weighted-average Shares of Common Stock Outstanding-Basic	35,665	35,559
Effect of Dilutive Securities:
Convertible Senior Notes	—	—
Options and Stock Issuable Under Benefit Plans	540	—

Total Shares — Diluted	36,205	35,559

For the three months ended March 31, 2009 and March 31, 2008, 4 million potentially dilutive shares from the conversion of convertible senior notes, and after-tax interest expense of $1 million were not included in the computation of diluted EPS because to do so would be anti-dilutive.
Stock options with an exercise price greater than the average market price of the common stock are excluded from the dilution calculation.